UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2021 (January 25, 2021)

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
     (713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

ITEM 8.01     OTHER EVENTS.

Carriage Services, Inc. (the “Company”) discovered on January 25, 2021 that its information technology (“IT”) system was affected by a cybersecurity incident. Upon learning of the incident, the Company undertook immediate steps to address the incident, including engaging IT security and forensics experts to assess the impact on the Company’s IT systems, implementing additional security measures to help prevent a similar incident in the future, and to prepare for its restoration, which is ongoing.

Based on the information available to the Company to date, the Company is not aware of any compromise, theft or public disclosure of confidential employee, customer, or vendor data or information.

The Company will continue to assess the full extent of any impacts from the incident and is focused on expeditiously completing its investigation with the assistance of the third-party experts it retained.

Security, in all its forms, remains a priority for the Company, and the Company will continue to seek to take all appropriate measures to safeguard the integrity of its IT infrastructure, data, and employee, customer and vendor information.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. The words “will,” “seek,” and similar expressions, as they relate to the Company, its operations and/or its information technology infrastructure, data and employee, customer and vendor information, are intended to identify forward-looking statements. These statements include, but are not limited to, express or implied forward-looking statements relating to the Company’s expectations regarding the potential impact to its information technology infrastructure and on its financial performance and business operations, including any related costs, fines or lawsuits, and its ability to contain the incident, continue ongoing operations and safeguard the integrity of its information technology infrastructure, data, and employee, customer and vendor information from similar future incidents. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include the ongoing assessment of the cybersecurity incident, legal, reputational and financial risks resulting from this and/or additional cybersecurity incidents, the effectiveness of business continuity plans during the cybersecurity incident, and the other factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report for the quarter ended September 30, 2020. These forward-looking statements speak only as of the date of this report or as of the date to which they refer, and the Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: January 26, 2021	By:	/s/ Viki K. Blinderman
Viki K. Blinderman
Senior Vice President, Chief Accounting Officer and Secretary
(Principal Financial Officer)